UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

212 Guilbeau Road Lafayette, Louisiana (Address of principal executive offices)	70506 (Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 23, 2016, ARC Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report that it consummated the transactions contemplated by that certain Membership Interest Purchase Agreement by and between the Company and Seenu G. Kasturi (“Seller”) pursuant to which the Company acquired all of the issued and outstanding membership interests of Seediv, LLC, a Louisiana limited liability company (“Seediv”), from Seller. This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Original Form 8-K to include the required financial statements and pro forma financial information.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited balance sheets of Seediv as of December 31, 2015 and 2014 and the audited statements of operations, member’s deficit and cash flows of Seediv for the years ended December 31, 2015 and 2014, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

The unaudited balance sheet of Seediv as of December 31, 2016 and the unaudited statements of operations, member’s deficit and cash flows of Seediv for the nine-month periods ended September 30, 2016 and 2015, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(b)	Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined balance sheet as of September 30, 2016, the Company’s unaudited pro forma condensed combined statement of operations for the nine-month period ended September 30, 2016, and the Company’s unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, and the notes related thereto, are filed as Exhibit 99.4 to this Form 8-K/A and incorporated by reference herein.

(d)	Exhibits.

2.1*	Membership Interest Purchase Agreement, dated December 19, 2016, by and between ARC Group, Inc. and Seenu G. Kasturi

23.1	Consent of M&K CPAS, PLLC

99.1*	Press Release of ARC Group, Inc. dated December 20, 2016

99.2	Audited balance sheets of Seediv as of December 31, 2015 and 2014 and audited statements of operations, member’s deficit and cash flows of Seediv for the years ended December 31, 2015 and 2014, and the notes related thereto

99.3	Unaudited balance sheet of Seediv as of September 30, 2016 and unaudited statements of operations, member’s deficit and cash flows of Seediv for the nine-month periods ended September 30, 2016 and 2015, and the notes related thereto

99.4	Unaudited pro forma condensed combined balance sheet as of September 30, 2016, unaudited pro forma condensed combined statement of operations for the nine-month period ended September 30, 2016, and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, and the notes related thereto

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: April 28, 2017	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of M&K CPAS, PLLC

99.2	Audited balance sheets of Seediv as of December 31, 2015 and 2014 and audited statements of operations, member’s deficit and cash flows of Seediv for the years ended December 31, 2015 and 2014, and the notes related thereto

99.3	Unaudited balance sheet of Seediv as of September 30, 2016 and unaudited statements of operations, member’s deficit and cash flows of Seediv for the nine-month periods ended September 30, 2016 and 2015, and the notes related thereto

99.4	Unaudited pro forma condensed combined balance sheet as of September 30, 2016, unaudited pro forma condensed combined statement of operations for the nine-month period ended September 30, 2016, and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, and the notes related thereto